ING PARTNERS, INC.

ING UBS U.S. Small Cap Growth Portfolio

Supplement dated June 2, 2008 to the Initial (“I”) Class Prospectus,

Service (“S”) Class and Adviser (“ADV”) Class Prospectus

each dated April 28, 2008

On May 30, 2008, the Board of Directors of ING Partners, Inc. approved a proposal to liquidate ING UBS U.S. Small Cap Growth Portfolio. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place during the third quarter of 2008. Shareholders will be notified if the liquidation is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING PARTNERS, INC.

ING UBS U.S. Small Cap Growth Portfolio

Supplement dated June 2, 2008 to the Adviser (“ADV”) Class, Initial (“I”) Class and

Service (“S”) Class Statement of Additional Information

dated April 28, 2008

On May 30, 2008, the Board of Directors of ING Partners, Inc. approved a proposal to liquidate ING UBS U.S. Small Cap Growth Portfolio. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place during the third quarter of 2008. Shareholders will be notified if the liquidation is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE